UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2016 (September 6, 2016)

Fifth Street Senior Floating Rate Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35999	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 681-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2016 (the “Effective Date”), the Board of Directors of Fifth Street Senior Floating Rate Corp. (the “Company”) approved the amendment of the Company’s Bylaws (the “Prior Bylaws”), effective as of the Effective Date (the Prior Bylaws, as amended on the Effective Date, the “Bylaws”). In addition to certain non-material modifications, the Company amended the following provisions of the Bylaws:

•	Article II, Section 3 was amended to enable the Company to furnish notice of stockholder meetings by means of electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”);

•	Article II, Section 7 was amended to broaden the circumstances under which stockholder meetings may be adjourned and to empower the chairman of any such meeting as the only person entitled to so adjourn such meeting;

•	Article II, Sections 12 and 13 were amended to augment the advance notice provisions of the Bylaws by modifying the advance notice period and requiring stockholders to provide additional disclosure, in each case, with respect to such stockholder’s intention to present director nominations or business proposals at stockholder meetings; and

•	Article III, Section 2 was amended to clarify that the Company’s Board of Directors currently has seven members.

In addition, Article VIII was amended to add a new Section 10, which provides that the Delaware Court of Chancery (or an alternative state or federal court located in Delaware under certain circumstances where the Delaware Court of Chancery does not have jurisdiction) will be the exclusive forum for adjudication of certain actions and proceedings brought after the Effective Date. These certain actions and proceedings include derivative actions, actions claiming breach of fiduciary duty, actions involving the DGCL or the Company’s organizational documents and actions involving the internal affairs doctrine.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Bylaws of Fifth Street Senior Floating Rate Corp., effective as of September 6, 2016

3.2	Bylaws of Fifth Street Senior Floating Rate Corp., effective as of September 6, 2016, marked to show amendments to the Bylaws of Fifth Street Senior Floating Rate Corp., effective as of May 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET SENIOR FLOATING RATE CORP.

Date: September 9, 2016	By:	/s/ Kerry Acocella
Name: Kerry Acocella Title: Chief Compliance Officer